UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016

Lumber Liquidators Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 John Deere Road, Toano, Virginia	23168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 259-4280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2016, the stockholders of Lumber Liquidators Holdings, Inc. (the “Company”) approved the Company’s Amended and Restated 2011 Equity Compensation Plan (the “Amended and Restated Plan”) at the Annual Meeting of Stockholders (the “Annual Meeting”). The Amended and Restated Plan is filed as Exhibit 10.1 to this report and is incorporated by reference herein. The summary of the material terms of the Amended and Restated Plan, included under the heading “Proposal Four – Amendment and Restatement of Lumber Liquidators Holdings, Inc. 2011 Equity Compensation Plan” on pages 41 through 50 of the Proxy Statement, is also incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 23, 2016. At the Annual Meeting, the stockholders of the Company voted on the election of three Class I directors for three-year terms to hold office until the 2019 Annual Meeting of Stockholders, on the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, on an advisory (non-binding) vote on executive compensation and on the approval of the Amended and Restated Plan. A quorum of the Company’s common stock was present for the Annual Meeting. The following are the results of the matters voted on at the Annual Meeting:

(1)	In the election of directors, each nominee was elected by a vote of the stockholders as follows:

Director	For	Withheld	Broker Non-Votes
W. Stephen Cannon	11,071,718	234,234	11,836,855
John M. Presley	10,948,334	357,618	11,836,855
Thomas D. Sullivan	10,776,552	529,400	11,836,855

(2)	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by stockholders as follows:

For	Against	Abstain	Broker Non-Votes
22,745,079	302,512	95,216	—

(3)	The proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 7, 2016 was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
9,601,368	1,544,763	159,821	11,836,855

(4)	The proposal to approve the Amended and Restated Plan was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
10,459,646	765,348	80,958	11,836,855

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10.1	Lumber Liquidators Holdings, Inc. Amended and Restated 2011 Equity Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC.
(Registrant)

Date: May 25, 2016	By:	/s/ Jill Witter
Jill Witter
Secretary and Chief Compliance and Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lumber Liquidators Holdings, Inc. Amended and Restated 2011 Equity Compensation Plan